                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) -- October 16, 2007
                                                          ----------------

                          CODORUS VALLEY BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Pennsylvania               0-15536                 23-2428543
           ------------               -------                 ----------
         (State or other         (Commission File           (IRS Employer
         jurisdiction of              Number)                   Number)
          incorporation)

   105 Leader Heights Road
   P.O. Box 2887
   York, Pennsylvania                                             17405-2887
   ------------------                                             ----------
   (Address of principal executive offices)                       (Zip code)

                                  717-747-1519
                                  ------------
               (Registrant's telephone number including area code)

                                       N/A
                                       ---
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K


Section 2 -- Financial Information

     ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         (a) On October 16, 2007, Codorus Valley Bancorp, Inc. (Codorus Valley) issued a Press Release, attached as Exhibit 99.1, announcing the declaration of regular and special cash dividends and the results of operations, in summary form, for the period ended September 30, 2007, compared to the period ended September 30, 2006.

Section 9 -- Financial Statements and Exhibits.

    ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

              (c)  Exhibits.

              No.      Description
              ---      -----------
              99.1     Press release of Codorus Valley Bancorp, Inc., dated October 16, 2007.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Codorus Valley Bancorp, Inc.
                                                        (Registrant)



Date:  October 16, 2007                           /s/ Larry J. Miller
-----------------------                           -----------------------------
                                                  Larry J. Miller
                                                  President and Chief
                                                  Executive Officer
                                                  (Principal Executive Officer)





                                 EXHIBIT INDEX

99.1     Press release of Codorus Valley Bancorp, Inc., dated October 16, 2007.




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